AMERICAN GROWTH FUND
1636 LOGAN STREET
DENVER, COLORADO 80203
800.525.2406
303.626.0600
303.626.0614 FAX

SERIES ONE
A AMRAX B AMRBX
C AMRCX D AMRGX

AMERICAN GROWTH CANNABIS FUND
E AMREX

AMERICAN GROWTH FUND, INC. ANNUAL REPORT

FOR THE YEAR ENDED JULY 31, 2021

On January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports are no longer be sent by mail, unless you have specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on the Fund's websites. You will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting the Fund at (800) 525-2406, optin@americangrowthfund.com, or by contacting your financial intermediary directly.

You may elect to receive all future reports in paper free of charge. Your election to receive reports in paper will apply to all American Growth Fund, Inc. funds held directly or to all funds held thru your financial intermediary, as applicable.

Table of Contents

American Growth Fund, Inc Series One3

President’s Letter4

Statement of Investments8

American Growth Cannabis Fund15

President’s Letter16

Statement of Investments21

American Growth Fund, Inc. Financial Statements26

Statement of Assets and Liabilities26

Statement of Operations28

Statement of Changes30

American Growth Fund, Inc. Financial Highlights32

American Growth Fund, Inc. Series One32

American Growth Cannabis Fund36

American Growth Fund, Inc. Notes to Financial Statements37

Summary of Significant Accounting Policies37

Shares of Beneficial Interest39

Realized and Unrealized Gain and Losses on Investments40

Underwriting, Investment Advisory Contracts, Service Fees and Other Related Parties41

Federal Income Tax Matters42

Subsequent Events42

COVID-19 Virus43

Review of Affiliated Company’s Expenses43

Risk (American Growth Cannabis Fund)43

Report of Independent Registered Accounting Firm44

American Growth Fund, Inc. Analysis of Expenses45

American Growth Fund, Inc. Hypothetical example for comparison purposes46

American Growth Fund, Inc. Allocation of Portfolio Assets47

American Growth Fund, Inc. Notice to Shareholders48

American Growth Fund, Inc. How to Obtain a Copy of the Fund’s Proxy Voting Records48

American Growth Fund, Inc. Quarterly Filings on Form N-PORT48

American Growth Fund, Inc. Information About Trustees and Officers48

American Growth Fund, Inc. Board Approval of Investment Advisory Agreement50

American Growth Fund, Inc. Performance Charts53

American Growth Fund, Inc – Page 2

Dear Shareholders:

We are pleased to deliver to you the American Growth Fund Series One Annual Report for the year ended July 31, 2021.

As we write this, we are reminded that around March 16, 2020, the COVID-19 virus became very real for investors. Right after the opening bell on that day, the S&P 500 dropped 7%, tripping a circuit breaker to halt trading. After it was all said and done that day:
■             The Dow industrials dropped 12.9%, the second biggest percentage loss post WWII (after 1987′s 22.6% drop).
■             The S&P 500 dropped 12%, its third biggest percentage loss.
■             The Nasdaq dropped 12.3%, its largest percentage loss ever.
The S&P 500 didn’t reach bottom until after about a week later. However, that combined 34% drop over that time period was relatively short lived and by August 2020 the market had recovered, erasing those losses.1

While all that was concerning, the important line above is “by August 2020 the market had recovered, erasing those losses.”

When markets have a sudden decline, a common reaction for a lot of investors is to sell their equity investments and raise cash. However, whenever you sell, you risk missing an upswing recovery in the market. You should carefully consider decisions like these; discuss them with your Representative, Advisor, or us, and then make an informed decision.

The upside is that it appears that the country is still generally moving forward in dealing with and recovering from COVID-19. While the Delta Variance has showed that we are not out of the woods yet, businesses both local and around the world have learned how to cope with the pandemic. Lessons have been learned. Multiple vaccines have been approved, and federal and state governments are actively involved in vaccinating the public. While your Investment Committee is optimistic that the worst is in the past, it is important to stay vigilant.

It is also important to remember that while COVID-19 has certainly dominated the news, it is not the only thing that can affect the stock market. This past election was one of the more turbulent elections in our history, dividing the country, riddled with accusations of voter fraud and news of other countries’ attempting to interfere with our election process. This administration’s from Afghanistan has not readily impacted the market. The past administration’s trade war with China as well as China’s crackdown on Hong Kong and allegations of human rights abuses contributed to uncertainty in the markets.2

Real gross domestic product

(GDP) increased at an annual rate of 6.6 percent in the second quarter of 2021(table 1), according to the "second" estimate released by the Bureau of Economic Analysis. In the first quarter, real GDP increased 6.3 percent 3

American Growth Fund, Inc – Series One – Page 4

In April 2020, the unemployment rate jumped, as expected, to 14.8 percent but since then has declined to 6.2 percent in February 2021 and has generally continued its decline to 5.2% in August 2021 (the last date reported as of 09/17/2021).4

Investment Committee
The Investment Committee that manages your Fund is made up of three individuals, two of which are veterans of the securities industry, Mr. Timothy Taggart and Mr. Robert Fleck. Mr. Timothy Taggart joined the securities industry in 1985 and is registered as a General Securities Principal, Financial and Operations Principal, Registered Options Principal and Municipal Securities Principal. Mr. Robert Fleck also joined the securities industry in 1985. He has held a General Securities license and currently is an Investment Advisor Representative. This year Mr. Matthew Taggart joined the Investment Committee at their invitation. The Investment Committee has found Mr. Matthew Taggart’s insight valuable.

Investment Strategy
Your Investment Committee uses a fundamental top down approach to manage your portfolio. First, we look at the general economic outlook, then we look at the industries that we feel have the biggest growth potential in the current and upcoming economies. From that, our objective is to choose the best companies in those industries. Many of these companies are established, large cap (defined as companies with a market capitalization of $5 billion or more) securities many of which are household names that you will probably easily recognize.

American Growth Fund, Inc – Series One – Page 5

Performance Overview
Series One is invested primarily in large cap, growth-oriented domestic common stocks. When you review the portfolio on the following pages you will note that the largest investment sector is Diversified Company at 9.39% of your portfolio, and the largest security in your portfolio is Teradyne, Inc at $1,917,700 which provides automated test equipment for semiconductors.
Your American Growth Fund Series One Class A Shares delivered you a 16.95% return (this number includes a sales load of 5.75% as well as Fund expenses and change in Market Value), since July 31, 2020 through close of business on July 30, 2021. The Dow Jones Industrial Average posted a gain of 34.79% while the S&P 500 posted a gain of 36.45% for the same time period as listed above.

Top 3 Performing Investments (The three stocks that contributed positively to the return are)

Investment	Industry	Percent Contribution to the Gain on the Portfolio for the year ended July 31, 2021	Individual Investment performance for the year ended July 31, 2021
Teradyne, Inc	Semiconductor Capital Equipment	16.45%	37.04%
Middleby Corp	Machinery	10.32%	130.54%
Kansas City Southern	Railroad	10.14%	55.83%

Bottom 3 Performing Investments (The three stocks that contributed positively to the return are)

Investment	Industry	Percent Contribution to the Gain on the Portfolio for the year ended July 31, 2021	Individual Investment performance for the year ended July 31, 2021
Chemed Corp	Diversified Company	(1.26)%	(3.66)%
Alibaba Group Holding	Retail – Apparel & Specialty	(1.23)%	(22.24)%
A T & T	Communication Services	(0.40)%	(5.82)%

American Growth Fund, Inc – Series One – Page 6

The investment sectors that had the most positive influence on your Series One portfolio were Semiconductor Capital Equipment, Machinery and Railroad. The investment sectors that had the most adverse effect on your portfolio were Communication Services, Biotechnology, and Retail - Cyclical.
The performance data quoted above is past performance, which does not guarantee future results. Current performance may be lower or higher than the performance data quoted. An investment’s return and principal value will fluctuate such that an investor’s shares, when redeemed, may be worth more or less than their original cost. Additional data, including long-term performance data, can be found on page 55 of this report.

Liquidity
As you are aware, Series One invests primarily in common stocks and securities convertible into common stock. These securities are issued by large companies, and to a lesser extent, small and mid-sized companies. Your Fund generally does not invest in illiquid securities. There are times where the Fund has sold shares of stock in order to pay for certain required services such as the annual audit performed by an independent outside auditor or legal fees. The Fund may also sell shares of stock when orders are placed to redeem shares. When either of these situations happen, your Investment Committee generally will first sell those holdings that they believe are currently, or in the future may, underperform in the market or, alternatively, they may sell holdings in sectors that the committee believes may over-weight that sector when looking at the portfolio as a whole to maintain or improve diversification.

As we stated in our last reports, over the next six months we will likely see some more changes in the world. Our Investment Committee will continue to monitor the dollar’s value against the world currencies, COVID-19 and its effects on the markets, U.S. relations with our trade partners, as well as other major world developments that might affect the U.S. economy and the stocks we are invested in.
As we look at these indicators of how our economy is doing, we generally continue to be cautiously optimistic. It is our hope that we will see continued growth in the upcoming months.

My staff and I are always available to discuss your account or answer any questions you may have. Please call our toll-free number, 800 525-2406 or, within Colorado, 303-626-0600. American Growth Fund wishes you A Good Future!

Sincerely,

Timothy E. Taggart
President
Investment Committee Member
American Growth Fund, Inc.

1. https://www.cnbc.com/2021/03/16/one-year-ago-stocks-dropped-12percent-in-a-single-day-what-investors-have-learned-since-then.html
2. https://www.cnn.com/2021/03/18/business/us-china-trade-alaska-intl-hnk/index.html
3. https://www.bea.gov/news/2021/gross-domestic-product-fourth-quarter-and-year-2020-second-estimate

4. https://data.bls.gov/timeseries/LNS14000000

American Growth Fund, Inc – Series One – Page 7

How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested

STATEMENT OF INVESTMENTS

JULY 31, 2021

Market
Description of Security	Shares	Value

COMMON STOCK

Diversified Company Industry 9.39%

Chemed Corp ...………………………………………………………………..……………………………………	3,115	$1,482,802)
(Operates two wholly owned subsidiaries: VITAS Healthcare Corp., end of life hospice care, and Roto-Rooter, plumbing and drain cleaning services.)
Honeywell International, Inc. ……………………………………………………………………………..………..	2,291	535,613)

(A Diversified technology and manufacturing company, serving customers worldwide with aerospace products and services, control, sensing and security technologies for buildings, homes, and industry; turbocharges and automotive products; and specialty chemicals, electronic and advanced materials, and process technology for refining and petrochemicals.)

		2,018,415)

Semiconductor Capital Equipment 8.92%

Teradyne, Inc ...……………………………………………………………………………………………..………	15,100	1,917,700)
(The world's largest producer of automated test equipment for semiconductors.)

Computer Software and Services Industry 8.78%

Fair Isaac Corp* ...…………………..……………………………...……………………………………...………..	3,600	1,886,076)
(Provides decision-making solutions to clients in the financial services, telecommunications and retail industries.)

Cable TV Industry 6.93%

Charter Communications, Inc * ....…..……………………………...…………………………………..…………	2,000	1,488,100)
(Is a providers of cable services in the United States. The Company offers entertainment, information and communications solutions to residential and commercial customers.)

Railroad 6.69%

Kansas City Southern ......................…..…………………………………………………………...…..…………	5,368	1,437,550)
(A holding company that has railroad investments in the U.S., Mexico and Panama.)

*Non-income producing security

See accompanying notes to financial statements.

American Growth Fund, Inc – Series One - Page 8

How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested

STATEMENT OF INVESTMENTS

JULY 31, 2021

Market
Description of Security	Shares	Value

COMMON STOCK (continued)

Online Media 6.10%

Alphabet Inc. Class A* ……………..……...…….……………………………………………………….………….	235	$633,215)

(Engaged in improving the ways people connect with information & products including Search, Android, YouTube, Apps, Maps & Ads.  It also produces internet-connected home devices & provides internet services.)

Facebook Inc.* ...……………….………….…………………………………………………………………………	1,521	541,932)

(Operates a social networking website.  The Company’s products are Facebook, Instagram, Messenger, WhatsApp, and Oculus.  Its products enable people to connect and share through mobile devices and personal computers.)

Tencent Holdings Ltd. ADR ....……………….………….….………………………………………………………	2,200	134,640)
(A Chinese Internet giant with businesses and investments in a large variety of Internet services and contents.)
		1,309,787)

Biotechnology Industry 5.78%

Amgen Inc. …....……………………………………………………………………………………………………..	4,731	1,142,726)
(Utilizes biotechnology to develop human pharmaceutical products.)
Jazz Pharmaceuticals PLC* ..…..………………………………………………………………………………….	590	100,017)
(Is an Ireland-domiciled biopharmaceutical firm focused primarily on treatments for sleeping disorders and indications in neuroscience and hematology-oncology.)
		1,242,743)

Computer & Peripherals Industry 5.27%

Cisco Systems .................................…..…………………………...…………………………………………..…	20,438	1,131,652)
(The leading supplier of high-performance inter-networking products.))

Computer Hardware 4.63%

Apple Inc. …………..………………………...............………………...………………	6,816	994,182)

(Designs, manufactures, & markets mobile communication & media devices, personal computers, & portable digital music plays, & sells a variety of related software, services, accessories, networking solutions, & third-party digital content.)

Environmental Industry 4.48%

Waste Management ……………...............………………………………………………………..………………	6,498	963,393)
(The largest solid-waste disposal company in North America.)

*Non-income producing security

See accompanying notes to financial statements.

American Growth Fund, Inc – Series One - Page 9

How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested

STATEMENT OF INVESTMENTS

JULY 31, 2021

Market
Description of Security	Shares	Value

COMMON STOCK (continued)

Machinery Industry 4.31%

Middleby Corp* ...……………….………………………………………………………………………...…………	4,835	$925,854)

Application Software 4.12%

Microsoft Corporation …………..…………...............………………...………………………………………..…	3,109	885,785)
(Engaged in designing, manufacturing, selling devices, and online advertising. Its products include operating systems for computing devices, servers, phones and other devices.)

Retail – Apparel & Specialty 3.66%

Amazon* ………………………………………..……...………….…...…………………………………………….	100	332,759)
(Is among the world's highest-grossing online retailers, with $281 billion in net sales and roughly $365 billion in estimated physical/digital gross merchandise volume in 2019)
Tractor Supply Company …………….………………..……………………………………………………...……	1,300	235,209)
(Is the largest operator of retail farm and ranch stores in the United States.)
Alibaba Group Holding Ltd* …………………..……...………….…...…………………………………………....	1,120	218,613)
(Is the world's largest online and mobile commerce company which operates China's most-visited online marketplaces.)
		786,581)

Semiconductor Industry 3.36%

Intel Corp …………….......................…..……………………………...…………………………………..………	10,819	581,197)
(A leading manufacturer of integrated circuits.)
NVIDIA Corp …………….......................…..……………………………...……………………………………....	720	140,393)
(Is a developer of graphics processing unit.)
		721,590)

*Non-income producing security

See accompanying notes to financial statements.

American Growth Fund, Inc – Series One - Page 10

How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested

STATEMENT OF INVESTMENTS

JULY 31, 2021

Market
Description of Security	Shares	Value

COMMON STOCK (continued)

Transportation and Logistics 2.48%

Old Dominion Freight Line Inc. …………………………..……...………….……………………………..….…..	945	$254,347)
(Is the fourth-largest less-than-truckload carrier in the United States, with more than 225 service centers and 6,900-plus tractors.)
Norfolk Southern Corp …………………….………..…..…………………………………………………….……	620	159,854)

(Is a $10.6 billion railroad operating in the Eastern United States. On 21,000 miles of track, Norfolk Southern hauls shipments of coal, intermodal traffic, and a diverse mix of automobile, agriculture, metal, chemical, and forest products.)

JB Hunt Transportation ……..……………..…..……….…………….…………………………………………….	700	117,915)

(Its primary operating segments are intermodal delivery, which uses the Class I rail carriers for the underlying line-haul movement; dedicated contract services that provide customer-specific fleet needs; and highway brokerage.)

		532,116)

Home Improvement Stores 1.74%

Home Depot Inc. (The) ….………..……...…………...............……………………………………………..……	1,140	374,137)
(Is a home improvement retailer. Its stores sell an assortment of building materials, home improvement and lawn and garden products and provide a number of services.)

Restaurants 1.55%

Starbucks Corporation …..………..……...…………...............………………...........................................…..	2,748	333,690)

(A roaster, marketer, & retailer of specialty coffee in the world, operating globally.  It sells a variety of coffee & tea products.  It sells goods and services under brands including Teavana, Tazo, and Seattle's Best Coffee.)

Industrial Products 1.43%

Vestas Wind Systems A/S ……..……………..……...…………….…….………………………………………..	12,500	153,812)
(Is one of the largest manufacturers of wind turbines in the world..)
Eaton Corp PLC …………………..……...………….…...……………………….………………………………..	970	153,308)

(Provides power-management solutions to diversified industrial customers, including electrical transmission systems, lighting, hydraulics, aerospace fuel systems, and truck and auto powertrain systems.)

		307,120)

Farm & Construction Machinery 1.42%

Caterpillar Inc. ….………..……...…………...............………………...……………………………………..……	1,471	304,129)
(Manufacturer of construction and mining equipment, diesel and natural gas engines, industrial gas turbines and diesel-electric locomotives. The Company is also a U.S. exporter.)

*Non-income producing security

See accompanying notes to financial statements.

American Growth Fund, Inc – Series One - Page 11

How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested

STATEMENT OF INVESTMENTS

JULY 31, 2021

Market
Description of Security	Shares	Value

COMMON STOCK (continued)

Insurance (Property and Causality) 1.35%

Selective Insurance Group Inc. ………….………………..………..…………………………………….….……	2,088	$169,859)
(Is a holding company that offers property and casualty insurance products and services in United States.)
Markel Corp* …………..……………..……...………….…………….…………………………………..………..	100	120,617)

(Markel Corp is engaged in the business of property and casualty insurance. It focuses primarily on specialty lines, such as executive liability to commercial equine insurance. It also invests in bakery equipment manufacturing and residential homebuilding.)

		290,476)

Chemicals 0.99%

Balchem Corporation ……………..……...…….…………………….……………………………………..……..	1,575	212,452)

(Is engaged in the development, manufacture and marketing of specialty performance ingredients and products for the food, nutritional, feed, pharmaceutical, medical sterilization and industrial markets.)

Business Services 0.87%

Paychex, Inc. .….………..……...…………...............………………...……………………………………..……	1,651	187,917)
(Is a provider of integrated payroll, human resources, insurance, and benefits outsourcing solutions for small- to medium-sized business in the United States.)

Health Care Plans 0.73%

UnitedHealth Group Inc. ....…..…………………..……...…………………………………………………………	380	156,644)
(Is a diversified health care company in the United States.)

Drug 0.64%

Johnson & Johnson ……………..……...…….…………………………………………………………….……..	796	137,071)
(Engaged in the research and development, manufacture and sale of products in the health care field within its Consumer, Pharmaceutical and Medical Devices, and Diagnostic business segments.)

Health Care Providers 0.58%

HCA Healthcare Inc. …………….....……....………...............………………..........................................……	505	125,341)
(It operates general acute care hospitals, psychiatric hospitals, and rehabilitation hospitals.)

*Non-income producing security

See accompanying notes to financial statements.

American Growth Fund, Inc – Series One - Page 12

How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested

STATEMENT OF INVESTMENTS

JULY 31, 2021

Market
Description of Security	Shares	Value

COMMON STOCK (continued)

Media – Diversified 0.57%

Comcast Corp. – Class A* ……..…………...............………………………………………….....………………	2,100	$123,543)

(Is made up of three parts. The core cable business owns networks capable of providing television, Internet access, and phone services to roughly 60 million U.S. homes and businesses, or nearly half of the country.)

Retail Cyclical 0.56%

JD COM Inc ADR* ……..………….............…………………………………………………….....………………	1,700	120,496)
(Is China's second- largest e-commerce company after Alibaba in terms of transaction volume, offering a wide selection of authentic products at competitive prices, with speedy and reliable delivery.)

Retail Store 0.53%

Dollar Tree, Inc.* ……..…………...............…………………………………………………….....………………	1,145	114,260)
(Operates discount variety stores in the United States and Canada. Its stores offer merchandise primarily at the fixed price of $1.00.)

Telecommunication Services 0.51%

T-Mobile US, Inc.* ……..…………...............………………………..………………………….....………………	760	109,455)
(The firm provided nationwide service in major markets but spottier coverage elsewhere.)

Medical Diagnostics & Research 0.50%

Thermo Fisher Scientific Inc …..…..…………...............……..……………………………….....………………	200	108,002)
(Sells scientific instruments and laboratory equipment, diagnostics consumables, and life science reagents.)

Software 0.45%

Salesforce.com Inc*…..…………...............…………………………………………………….....………………	400	96,772)
(Provides enterprise cloud computing solutions, including Sales Cloud, the company's main customer relationship management software-as-a-service product.)

Total Common Stocks (cost $6,276,391) – 99.32%.……………………………………………………..…...	$21,343,029)

Total Investments, at Market Value (cost $6,276,391) ………………….........................................……..	99.32)%	21,343,029)
Other Assets, Less Liabilities ………………………………………………………………………………...…	0.68)%	145,397)
Net Assets …………………………………………………………………………………………………………..	100.00)%	21,488,426)

*Non-income producing security

See accompanying notes to financial statements.

American Growth Fund, Inc – Series One - Page 13

How American Growth Fund, Inc. Series One
Has Its Shareholders' Money Invested

STATEMENT OF INVESTMENTS

JULY 31, 2021

Market
Description of Security	Shares	Value

COMMON STOCK (continued)

See accompanying notes to financial statements.

American Growth Fund, Inc – Series One - Page 14

American Growth Fund, Inc.
American Growth Cannabis Fund

Dear Shareholders:

We are pleased to deliver to you the American Growth Cannabis Annual Report for the year ended July 31, 2021.

As you review this report, please keep in mind that two years ago, shareholders voted to further focus our investment strategy in the legal cannabis business which accounted for a higher than normal portfolio turnover. We encourage you to view the section titled Investment Strategy for more information. This follows an earlier change to the Fund, on July 29, 2016 when the Fund switched its Investment Strategy to focus on the budding cannabis business. As a result, the historical financial information and numbers, such as performance and expenses, that by regulation we are required to provide, may not give investors a current, relevant picture of American Growth Cannabis Fund’s financial performance.

It has been almost a decade since Colorado and Washington legalized cannabis. NPR, National Public Radio, released an article on March 16, 2021 which sums up the effects of legalizing cannabis. In that article they state;
*           Legalization didn’t seem to substantially affect crime rates. A study by     the CATO Institute finds, "Overall, violent crime has neither nor      plummeted in the wake of marijuana legalization",
*           Legalization seems to have little or no effect on traffic accidents and        fatalities,
*           Legalization has barely affected the price of marijuana,
*           Legalization has created jobs. In 2020 alone, it created 77,000 jobs.        Across the country, there are about 321,000 jobs in the legal marijuana         industry, and
*           Legalization may be good for states’ workers’ compensation programs.    Evidence suggests that the reason for the decline is that marijuana       provides "an additional form of pain management therapy" that reduces   use of opioids, which are highly addictive and can be much more           debilitating.1

Legislation continues to advance with 36 states and the District of Columbia approving medical use of marijuana, according to the National Conference of State Legislatures. Of them,15 states and D.C. have approved recreational use of marijuana. Cannabis entrepreneurs say they have to move quickly and build their brands before full U.S. legalization levels the playing field - a process that many expect to gather steam this year.2

Legislative advancements are not limited to North America. Consider how rapidly Mexico’s stance has changed. The possession of small amounts of marijuana was first decriminalized in 2009, and limited medical use was legalized in 2017. The country published regulations to implement broad medical marijuana sales early this year, shortly before the recent bill to legalize recreational use. Countries such as Poland, Ukraine and South Africa are moving towards legalization. Even Egypt is rumored to be moving in that direction.3

American Growth Fund, Inc – American Growth Cannabis Fund – Page 16

Investment Committee
The Investment Committee that manages your Fund is made up of three individuals, two of which are veterans of the securities industry, Mr. Timothy Taggart and Mr. Robert Fleck. Mr. Timothy Taggart joined the securities industry in 1985 and is registered as a General Securities Principal, Financial and Operations Principal, Registered Options Principal and Municipal Securities Principal. Mr. Robert Fleck also joined the securities industry in 1985. He has held a General Securities license and currently is an Investment Advisor Representative. This year Mr. Matthew Taggart joined the Investment Committee at their invitation. The Investment Committee has found Mr. Matthew Taggart’s insight valuable.

Investment Strategy
The Fund searches for companies/investments with growth potential that could show faster growth than markets indexes. The Advisers also look for securities that are considered undervalued or out of favor with investors or are expected to increase in price over time. We use a consistent approach to build the Fund’s security portfolio which is made up primarily of common stocks involved in the legal cannabis and hemp businesses. The Fund will concentrate (i.e., invest more than 25% of its total assets) in the securities of issuers in the Pharmaceuticals, Botanical Medical Chemical and Biotechnology Industry Group. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in exchange-traded equity securities of companies engaged in legal cannabis and hemp related businesses. The Fund considers a company to be engaged in the legal cannabis and hemp business if the company derives at least 50% of its revenue from the legal cannabis and hemp industries. The Fund may invest in companies that are listed on exchanges in countries where cannabis is legal, but which have operations in the United States. These companies only supply products and/or perform activities that are legal under applicable national and local laws, including U.S. federal and state laws. For more information on the Investment Strategy, as well as other important information, please visit our website, www.amrexcannabis.com or call us at 800-525-2406 and we will gladly mail you a copy for free.

American Growth Fund, Inc – American Growth Cannabis Fund - Page 17

Performance Overview
Of the top ten stocks that were held in the American Growth Cannabis Fund’s portfolio, most of them contributed to the growth of the Fund. Looking at the portfolio, Medicinal Chemicals & Botanical Products makes up the largest industry of the portfolio at 24.51% and the portfolio’s largest investment, The Valens Company Inc. at $189,756. The Valens Company Inc engages in the research, development and commercialization of cannabinoid prescription medicines using botanical extracts derived from the Cannabis Sativa plant.

Top 3 Performing Investments (The three stocks that contributed positively to the return are)

Investment	Industry	Percent Contribution to the Gain on the Portfolio for the year ended July 31, 2021	Individual Investment performance for the year ended July 31, 2021
Tilray Inc	Medicinal Chemicals & Botanical Products	746.73%	120.04%
Organigram Holdings, Inc.	Pharmaceutical Preparations	322.71%	25.19%
The Valens Company Inc.	Drug Manufacturers	134.32%	19.57%

Bottom 3 Performing Investments (The three stocks that contributed positively to the return are)

Investment	Industry	Percent Contribution to the Gain on the Portfolio for the year ended July 31, 2021	Individual Investment performance for the year ended July 31, 2021
Aphria Inc.	Medicinal Chemicals & Botanical Products	(671.51)%	(50.81)%
Neptune Wellness Solutions Inc.	Pharmaceutical Preparations	(211.61)%	(15.91)%
Emerald Health Therapeutics Inc.	Pharmaceutical Preparations	(177.46)%	(11.91)%

American Growth Fund, Inc – American Growth Cannabis Fund – Page 18

Drug Manufacturers, Real Estate, and Industrial Products all boosted the portfolio’s Market Value while Medicinal Chemicals, & Botanical Products, Retail – Cyclical, and Perfumes, Cosmetics & Other Toilet Preparations worked against the portfolio’s Market Return.

Overall, your American Growth Cannabis Fund delivered you a 10.73% return (this number includes a sales load of 5.75% as well as Fund expenses and change in Market Value) since July 31, 2020 through close of business on July 30, 2021. The Dow Jones Industrial Average posted a gain of 34.79% since July 31, 2020 through close of business on July 30, 2021 while the S&P 500 posted a gain of 36.45% since July 31, 2020 through close of business on July 30, 2021.

The performance data quoted above is past performance, which does not guarantee future results. Current performance may be lower or higher than the performance data quoted. An investment’s return and principal value will fluctuate such that an investor’s shares, when redeemed, may be worth more or less than their original cost. Additional data, including long-term performance data, can be found on page 55 of this report.

Lastly, overall, the United States Marijuana Index and Canadian Marijuana Index4 (for the one-year period from 09/18/2020 through 09/17/2021) tracks the performance of the legal marijuana industry, which includes companies that directly handle legal marijuana, such as marijuana producers, processors, distributors, and retailers. It also includes companies that do not directly handle the plant products, but cater to those who do, as well as to consumers. It is important to remember that past performance does not guarantee future results.

Liquidity
As you are aware, the American Growth Cannabis Fund investments are made up primarily of common stocks involved in the legal cannabis and hemp business. In addition to the principal investment strategy, we may also invest in securities convertible into common stock. Your Fund does purchase Microcap stocks. Microcap stocks are low-priced stocks issued by the smallest of companies. Many microcap companies do not file financial reports with the SEC, so it's hard for investors to get the facts about the company's management, products, services, and finances. Microcap stocks historically have been more volatile and less liquid than the stock of larger companies. Before we purchase a Microcap stock, your Investment Committee considers items such as prior purchases and sales of that equity to help them assess liquidity issues. The Investment Committee also purchases smaller percentages of Microcap stocks to help hedge against illiquidity. In the past six months there were no new instances where a Microcap stock that the Investment Committee purchased, could not be readily sold. There are also times where the Fund has sold shares of stock in order to pay for certain required services such as the annual audit performed by an independent outside auditor or legal fees. The Fund may also sell shares of stock when orders are placed to redeem shares. When either of these situations happen, your Investment Committee generally will first sell those holdings that they believe are currently, or in the future may, underperform in the market or, alternatively, they may sell holdings in sectors that the committee believes may over-weight that sector when looking at the portfolio as a whole to maintain or improve diversification.

American Growth Fund, Inc – American Growth Cannabis Fund - Page 19

As we look at how the cannabis business is trending, we are optimistic and will continue to look for growth opportunities for our shareholders but will remain somewhat guarded, yet optimistic, as the COVID-19 crisis appears to be ending and life begins to resemble, at least partially, what it did prior to the pandemic. It is our opinion that we will see continued growth in the legal cannabis and hemp business in the upcoming months.

My staff and I are always available to discuss your account or answer any questions you may have. Please call our toll-free number, 800 525-2406 or, within Colorado, 303-626-0600. American Growth Fund wishes you A Good Future!

Sincerely,

Timothy E. Taggart
President
Investment Committee Member
American Growth Fund, Inc.

1. https://www.npr.org/sections/money/2021/03/16/976265525/the-data-on-legalizing-weed
2. https://www.usnews.com/news/top-news/articles/2021-03-16/cannabis-entrepreneurs-celebrity-investors-light-up-as-legalization-blooms
3. https://www.bloomberg.com/news/articles/2021-03-14/marijuana-is-going-global-at-a-rapid-pace-cannabis-weekly
4. https://www.newcannabisventures.com/cannabis-stock-index

American Growth Fund, Inc – American Growth Cannabis Fund – Page 20

How American Growth Cannabis Fund
Has Its Shareholders' Money Invested

STATEMENT OF INVESTMENTS

JULY 31, 2021

Market
Description of Security	Shares	Value

COMMON STOCK

Medicinal Chemicals & Botanical Products 24.51%

Tilray Inc.* …...…………………………………………………….…………………………………………….……	6,547	$95,652)

(Cultivates and sells medical and recreational cannabis through a portfolio of brands that include Canaca, Dubon, and Manitoba Harvest. The bulk of Tilray's sales are in Canada, but the company also sells CBD Products in the U.S. and exports medical cannabis globally from its production facilities in Canada and Portugal.)

Sundial Growers Inc.* ……………………………………………………………………….………………………	106,000	87,439)

(Is engaged in producing and marketing of cannabis for the adult-use market. Some of its products are Lemon Riot, Daydream, Zen Berry, Twilight, Tropical Bliss, Pillow Talk, Citrus Punch, and others. The company's primary focus is on producing and distributing inhalable products and brands (flower, pre-rolls, and vapes). It operates in two segments: Cannabis segment and Ornamental Flowers segment. Its Cannabis segment derives majority revenue.))

Aurora Cannabis Inc.* ……………………………………………………………………….………………………	12,200	85,784)

(Cultivates and sells medicinal and recreational cannabis through a portfolio of brands that include Aurora, CanniMed, Daily Special, MedReleaf, and San Rafael '71.  Although the company primarily operates in Canada, Auora has expanded internationally through medical cannabis exporting agreements or cultivation facilities in more than 25 countries.)

Canopy Growth Corporation* ………………………………………………………………………………….……	4,300	81,313)

(Cultivates and sells medicinal and recreational cannabis, and hemp, through a portfolio of brands that include Tweed, Spectrum Therapeutics, and CraftGrow. Although it primarily operates in Canada, Canopy has distribution and production licenses in more than a dozen countries to drive expansion in global medical cannabis and also holds an option to acquire Acreage Holdings upon U.S. federal cannabis legalization.)

HEXO Corp.* ………………...……………………………………………………………………….…..…………..	19,800	78,804)

(An award-winning consumer packaged goods cannabis company that creates and distributes innovative products to serve the global cannabis market. Through its hub and spoke business strategy, HEXO Corp is partnering with Fortune 500 companies, bringing its brand value, cannabinoid isolation technology, licensed infrastructure and regulatory expertise to established companies, leveraging their distribution networks and capacity. The Company serves the Canadian adult-use markets under its HEXO Cannabis, Up Cannabis and Original Stash brands, and the medical market under HEXO medical cannabis.)

		428,992)

*Non-income producing security

See accompanying notes to financial statements.

American Growth Fund, Inc – American Growth Cannabis Fund - Page 21

How American Growth Cannabis Fund
Has Its Shareholders' Money Invested

STATEMENT OF INVESTMENTS

JULY 31, 2021

Market
Description of Security	Shares	Value

COMMON STOCK (continued)

Pharmaceutical Preparations 14.38%

Organigram Holdings Inc.* …………...…………………………………………………………………………..…	36,000	$94,320)
(Focuses on producing exceptional, indoor-grown cannabis for patients and adult recreational consumers, as well as developing global business partnerships.)
Neptune Wellness Solutions Inc.* ……..……..………………………………………………...…………….……	99,300	80,056)
(Is a health and wellness products company, with more than 50 years of combined experience in extraction, purification and formulation of value-added differentiated science-based products.)
Emerald Health Therapeutics, Inc..*……..………………………………………………………………….………	552,000	77,390)

(Is engaged in the production, distribution, and sale of cannabis products in Canada. Its operating segment includes Cannabis and others. The company generates maximum revenue from the Cannabis segment.)

		251,766)

Drug Manufacturers 10.84%

The Valens Company Inc.* …..……………………………………………..………………………………………	87,850	189,756)
(Engaged in the research, development and commercialization of cannabinoid prescription medicines using botanical extracts derived from the Cannabis Sativa plant.)

Real Estate Investment Trusts 6.85%

Power REIT* ………...…..…..……………………………………………………………….……	3,200	119,904)
(Power REIT is a real-estate investment trust focused on providing long-term real estate solutions to energy and transportation infrastructure asset owners and developers.)

Real Estate 6.63%

Innovative Industrial Properties Inc. …….….……………………..………….……………………………………	540	116,095)
(Is engaged in the acquisitions, ownership, and management of specialized industrial properties leased to state-licensed operators for their regulated medical-use cannabis facilities.)

Retail - Building Materials, Hardware, Garden Supply 6.00%

GrowGeneration Corp.* ………...…..…..…………………………………………………………………….……	2,580	104,929)

(GrowGeneration Corp operates hydroponic and organic specialty gardening retail outlets in the United States. It sells products including organic nutrients and soil, advanced lighting technology, hydroponic and aquaponics equipment and other products.)

*Non-income producing security

See accompanying notes to financial statements.

American Growth Fund, Inc – American Growth Cannabis Fund - Page 22

How American Growth Cannabis Fund
Has Its Shareholders' Money Invested

STATEMENT OF INVESTMENTS

JULY 31, 2021

Market
Description of Security	Shares	Value

COMMON STOCK (continued)

Exchange Traded Funds 5.20%

Amplify Seymour Cannabis ETF ..……….……………………………..…..…………………………..………	4,000	91,080)
(The fund will invest at least 80% of its net assets (including investment borrowings) in the securities of companies that derive 50% or more of their revenue from the cannabis and hemp ecosystem.)

Biological Products (No Diagnostic Substances) 4.68%

Gilead Sciences, Inc. ………………..……….…………..…..…………………………..…………………………	1,000	81,948)

(Develops and markets therapies to treat life-threatening infectious diseases, with the core of its portfolio focused on HIV and hepatitis B and C. The acquisitions of Corus Pharma, Myogen, CV Therapeutics, Arresto Biosciences, and Calistoga have broadened this focus to include pulmonary and cardiovascular diseases and cancer.)

Perfumes, Cosmetics & Other Toilet Preparations 4.64%

cbdMD, Inc*. ………...…..……………………..……………………………………………………………….……	31,500	81,270)
(It owns and operates the consumer hemp-based cannabidiol (CBD) brand, cbdMD.)

Retail - Cyclical 4.36%

Namaste Technologies* ………………………………..……….…………..…..…………………………..………	529,600	76,262)

(Is an online platform for cannabis products, accessories, and responsible education. The company's everything cannabis store, CannMart.com, provides customers with a diverse selection of hand-picked products from a multitude of federally licensed cultivators, all on one convenient site.)

Agriculture Production – Crops 0.60%

Village Farms Intl Inc Com* ..……………..…..………………………………………………………………....…	1,080	10,442)

(Produces, markets, and sells tomatoes, bell peppers, and cucumbers. It also produces power. The company operates its business through segments that are JV Cannabis Segment, Produce Business and Energy Business.)

Total Common Stocks (cost $1,902,019) – 88.70%.…………………………………………………..……….	1,552,424))

*Non-income producing security

See accompanying notes to financial statements.

American Growth Fund, Inc – American Growth Cannabis Fund - Page 23

How American Growth Cannabis Fund
Has Its Shareholders' Money Invested

STATEMENT OF INVESTMENTS

JULY 31, 2021

Market
Description of Security	Shares	Value

COMMON STOCK (continued)

PREFFERED STOCK

Electric Services 4.46%

Tennessee Valley Authority…..…………..…..………………………………………………………………....…	3,000	$78,090)
(Engages in the production and sale of electricity in the United States. It generates power from coal-fired, nuclear, hydroelectric facilities, and combustion turbine and diesel generators.)

Total Preferred Stocks (cost $76,570) – 4.46%.……………………………………………………..……….	78,090))

Total Investments, at Market Value (cost $1,978,589)……….…………………….....…	93.16)%	$ 1,630,514))
Other Assets, Less Liabilities………………………..…………………………..…….……	6.84)%	119,945))
Net Assets ………………………………………………………………………..…………….	100.00)%	$ 1,750,459))

*Non-income producing security

See accompanying notes to financial statements.

American Growth Fund, Inc – American Growth Cannabis Fund - Page 24

How American Growth Cannabis Fund
Has Its Shareholders' Money Invested

STATEMENT OF INVESTMENTS

JULY 31, 2021

Market
Description of Security	Shares	Value

COMMON STOCK (continued)

See accompanying notes to financial statements.

American Growth Fund, Inc – American Growth Cannabis Fund - Page 25

Financial Statements

AMERICAN GROWTH FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES, JULY 31, 2021

	SERIES ONE	AMERICAN GROWTH CANNABIS FUND
ASSETS:
Investments, at market value ………………………………………..……………………………………	$ 21,343,0291	$ 1,630,5142
Cash………………..……………….............……………………………………………………………….	159,441)	93,498)
Receivables:
Shares of beneficial interest sold...........……………………………………………………………….	2,054)	-)
Securities sold …………………………………………………………………………………………….	-)	85,367)
Dividends and interest ..........................………………………………………………………………..	1,671)	347)
Prepaid Insurance ..........................………………………………………………………………..	9,462)	308)
Other …………...………………………………………………………………………………………….	-)	-)
Total assets………………………….………………………………………………………………………	21,515,657)	1,810,034)
LIABILITIES:
Shares of beneficial interest redeemed.............................................................................................	-)	-)
Securities purchased payable …………………………………………………………………………….	-)	47,426)
12b-1 fees.........................................................................................................................................	9,071)	1,044)
Management fee...............................................................................................................................	18,160)	11,105)
Other Payables ……………………………………………………………………………………………..	-)	-)
Total liabilities.......................................…………………………………………………………………..	27,231)	59,575)
NET ASSETS……………………………………………………………………………………………….	$ 21,488,426)	$ 1,750,459)
COMPOSITION OF NET ASSETS:
Paid-in capital………………………………………………………………….……………………………	$ 4,419,796)	$ 1,798,718)
Distributable earnings (loss) ………………………………………………………………………………	17,068,630)	(48,259)
Net assets…………………………………………………………………………..……………………….	$ 21,488,426)	$ 1,750,459)

1 Cost of Investments for Series One was $6,276,391.

2 Cost of Investments for American Growth Cannabis Fund was $1,978,589.

See accompanying notes to financial statements.

American Growth Fund, Inc – Page 26

Financial Statements

AMERICAN GROWTH FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES, JULY 31, 2021 (continued)

NET ASSET VALUE PER SHARE:
Series One - Class A Shares:
Net asset value and redemption price per share (based on net assets of $11,632,490 and 1,434,037 shares of beneficial interest outstanding)	$8.11
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$8.60
Series One - Class B Shares:
Net asset value and redemption price per share (based on net assets of $265,257 and 42,702 shares of beneficial interest outstanding)	$6.21
Series One - Class C Shares:
Net asset value and redemption price per share (based on net assets of $1,480,331 and 220,992 shares of beneficial interest outstanding)	$6.70
Series One - Class D Shares:
Net asset value and redemption price per share (based on net assets of $8,110,348 and 928,665 shares of beneficial interest outstanding)	$8.73
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$9.26
American Growth Cannabis Fund - Class E Shares:
Net asset value and redemption price per share (based on net assets of $1,750,459 and 413,545 shares of beneficial interest outstanding)		$4.23
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)		$4.49

See accompanying notes to financial statements.

American Growth Fund, Inc – Page 27

Financial Statements

AMERICAN GROWTH FUND, INC.

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED JULY 31, 2021

	SERIES ONE	AMERICAN GROWTH CANNABIS FUND
INVESTMENT INCOME:
Dividends (Net of Foreign tax withholding of $793 / $0 respectively)………..…….…………….	$ 196,512)	$9,246)
Interest …………………………………………….…...……………….……………………..………..	11)	23)
Litigation ……………….………………………….…...……………….……………………..………..	1,360)	-)
Other ……………………………………………….…...……………….……………..……………….	-)	-)
Total investment income……………………………………..…………………………..………………..	197,883)	9,269)

EXPENSES:
Investment advisory fees (Note 4)…………………………………..………………………………….…	204,322)	15,646)
Administration expenses (Note 4)……………………………………………………...…………………	177,317)	13,312)
Transfer agent, shareholder servicing and data processing fees ………...………………………..…	97,048)	5,776)
Accounting fees (Note 4)…………………………..……………………………………..………………..	27,984)	2,016)
Rent expense (Note 4)....………..………………………………………………………..………………	104,383)	7,536)
Custodian fees ..............…………………………………………………………………..………………	6,635)	8,622)
Professional fees………………………………………………………………………….…………………	98,493)	13,432)
Registration and filing fees (Note 1):………………………………………………………………………	22,489)	17,480)
Shareholder reports…………………………………………………………………………………………	-)	-)
Distribution and service fees (Note 4):
Class A……………………………………………………………………………….……………..…...	33,006)	-)
Class B……………………………………………………………………………….……………..…...	2,436)	-)
Class C……………………………………………………………………………….……………..…...	15,908)	-)
Class E………………………………………………………………….…………….……………..…...	-)	4,647)
Class F………………………………………………………………………………..……………..…...	-)	-)
Directors fees (Note 4).……………………………………………………………………………..………	32,059)	2,342)
D&O / E&O Insurance ………………………………………………………………………………………	35,761)	1,267)
Other expenses………………………………………………………………………………………...……	42,026)	6,359)
Total expenses…………………………………………………………………………………………...…	899,867)	98,435)
Less fees waived and expenses reimbursed by Advisor ……………………………………………….	-)	(15,646)
Reclaimed Fee Waiver by Advisor ………………………………………………………………………..	-)	11,105)
Total fees waived and expenses reimbursed by Advisor	-)	(4,541)
STATEMENTS OF OPERATIONS FOR THE YEAR ENDED JULY 31, 2021 (continued)

Net Expenses………………………………………………………………………………………………..	899,867)	93,894)
Net investment loss……………………………………………………….…………………………….…	(701,984)	(84,625)

REALIZED AND UNREALIZED GAIN OR LOSS ON INVESTMENTS:
Net realized gain on investments……………………………………………..……………….…..………	$ 2,289,347)	$ 400,279)
Net change in unrealized appreciation (depreciation) on investments…………......................……	2,789,770)	(418,761)
Net gain (loss) on investments…………………………………………………………………………….	5,079,117)	(18,482)
Net increase in net assets resulting from operations……………………………………………………	$ 4,377,133)	$ (103,107)

See accompanying notes to financial statements.

American Growth Fund, Inc – Page 28

Financial Statements

AMERICAN GROWTH FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

SERIES ONE

	Year Ended July 31, 2021	Year Ended July 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment loss .……..………………………………………………………..…………………………….	$ (701,984)	$ (705,470)
Net realized gain on investments………….....…………………………………..…………………………....	2,289,347)	598,911)
Net change in unrealized appreciation/depreciation on investments ……………………………………...	2,789,770)	2,088,502)
Net increase in net assets resulting from operations …..........................................................................	4,377,133)	1,981,943)

BENEFICIAL INTEREST TRANSACTIONS:
Net decrease in net assets resulting from beneficial interest transactions (Note 2):
Class A ……………………………………………………………..…………………………………………	(1,072,109)	(684,269)
Class B ……………………………………………………………..…………………………………………	60,258)	(13,556)
Class C ……………………………………………………………..…………………………………………	(371,646)	(146,857)
Class D ……………………………………………………………..…………………………………………	(348,953)	(318,997)
Net change in net assets derived from beneficial interest transactions……………………………………	(1,732,450)	(1,163,679)
Distribution to shareholders from long term capital gains:
Class A ……………………………………………………………..…………………………………………	(277,578)	-)
Class B ……………………………………………………………..…………………………………………	(7,846)	-)
Class C ……………………………………………………………..…………………………………………	(50,991)	-)
Class D ……………………………………………………………..…………………………………………	(179,326)	-)
Net change in net assets derived from distribution to shareholders from long term capital gains ……..	(515,741)

Total increase …………………………………………………………………………………………………....	2,128,942)	818,264)
Net Assets - Beginning of year…...….…………………………….….........................................................	19,359,484)	18,541,220)
Net Assets - End of year[1]…....………………………………………...………………………………………..	$ 21,488,426)	$ 19,359,484)

See accompanying notes to financial statements.

American Growth Fund, Inc – Page 30

Financial Statements

AMERICAN GROWTH FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

AMERICAN GROWTH CANNABIS FUND

	Year Ended July 31, 2021	Year Ended July 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment loss ……….……..………………………………………………..…………………………….	$ (84,625)	$ (84,259)
Net realized gain on investments………….....………………………………………………………....	400,279)	99,399)
Net change in unrealized depreciation on investments ……………………………………...	(418,761)	(95,340)
Net decrease in net assets resulting from operations ….......................................................	(103,107)	(80,200)

BENEFICIAL INTEREST TRANSACTIONS:
Net increase (decrease) in net assets resulting from beneficial interest transactions (Note 2):
Class E …………………………………………………………………………..……………………………	1,002,401)	(23,088)
Net change in net assets derived from beneficial interest transactions………………………………………….………………...………………………………………….	1,002,401)	(23,088)
Total increase (decrease) ……………………………………………………………………………………....	899,294)	(103,288)
Net Assets - Beginning of year…...….…………………………….….........................................................	851,165)	954,453)
Net Assets - End of year[1]…....……………………………………….....................…………………………..	$ 1,750,459)	$ 851,165)

See accompanying notes to financial statements.

American Growth Fund, Inc – Page 31

Financial Highlights

AMERICAN GROWTH FUND, INC.

Series One - Class A

Six Months	Six
Ended	Month
	Ended	Year Ended
January 31,	January 31	July 31,
(unaudited)	(unaudited)
	2021	2021	2020	2019	2018	2017
Per Share Operating Data:
Net Asset Value,
Beginning of Period ………………………….……..…..	$6.70)	$6.70)	$6.02)	$5.28)	$4.92)	$4.40)
Income gain (loss) from investment operations:
Net investment loss[4] .………….……………………..……	(0.12)	(0.26)	(0.24)	(0.22)	(0.21)	(0.22)
Net realized and unrealized gain (loss) [4] ………………..	0.80)	1.86)	0.92)	0.96)	0.57)	0.74)
Total income gain (loss) from investment operations .…	0.68)	1.60)	0.68)	0.74)	0.36)	0.52)
Distributions:
Long-term capital gains distributions …..………………..	(0.18)	(0.19)	-)	-)	-)	-)
Total distributions ………………………………………….	(0.18)	(0.19)	-)	-)	-)	-)
Net Asset Value, End of Period ……………………….…	$7.20)	$8.11)	$6.70)	$6.02)	$5.28)	$4.92)
Total Return at Net Asset Value1 ……………………...	10.10)%[4]	24.1)%	11.3)%	14.0)%	7.3)%	11.8)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands) ……………….	$10,711)	$11,632)	$10,614)	$10,236)	$8,431)	$7,777)
Ratio to average net assets:
Net investment loss[4] …...……………………………...….	(3.29)%	(3.46)%	(3.89)%	(4.10)%	(4.10)%	(4.81)%
Expenses[4]. ……..……..…………………………………...	4.30)%	4.42)%	5.08)%	5.44)%	5.51)%	6.37)%
Portfolio Turnover Rate2 …………………………………..	0)%	4)%	0)%	7)%	11)%	15)%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.

2. The lesser of purchases or sales of Series One portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) from the year ended July 31, 2021, aggregated $781,111 and $3,671,228, respectively.

3. The lesser of purchases or sales of American Growth Cannabis Fund portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) from the year ended July 31, 2021, aggregated $7,143,928 and $6,100,485, respectively.

4. Per share amounts have been calculated using the Average Shares Method.

5. Legal Fees for the Objective and Name Change for the American Growth Cannabis Fund were $34,956 which attributed to 4.44% of the 11.79% after fee waiver expense ratio.

See accompanying notes to financial statements.

American Growth Fund, Inc – Page 32

Financial Highlights

AMERICAN GROWTH FUND, INC.

Series One - Class B

Six Months	Six
Ended	Month
	Ended	Year Ended
January 31,	January 31	July 31,
(unaudited)	(unaudited)
	2021	2021	2020	2019	2018	2017
Per Share Operating Data:
Net Asset Value,
Beginning of Period ………………………….……..…..	$5.31)	$5.31)	$4.94)	$4.48)	$4.22)	$3.80)
Income gain (loss) from investment operations:
Net investment loss[4] .………….……………………..……	(0.18)	(0.35)	(0.37)	(0.34)	(0.33)	(0.22)
Net realized and unrealized gain (loss) [4] ………………..	0.61)	1.44)	0.74)	0.80)	0.59)	0.64)
Total income gain (loss) from investment operations .…	0.43)	1.09)	0.37)	0.46)	0.26)	0.42)
Distributions:
Long-term capital gains distributions …..………………..	(0.18)	(0.19)	-)	-)	-)	-)
Total distributions ………………………………………….	(0.18)	(0.19)	-)	-)	-)	-)
Net Asset Value, End of Period ……………………….…	$5.56)	$6.21)	$5.31)	$4.94)	$4.48)	$4.22)
Total Return at Net Asset Value1 ……………………...	8.3)%[4]	20.7)%	7.5)%	10.3)%	6.2)%	11.1)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands) ……………….	$238)	$265)	$167)	$169)	$170)	$150)
Ratio to average net assets:
Net investment loss[4] …...……………………………...….	(4.86)%	(6.13)%	(7.49)%	(7.55)%	(7.60)%	(5.51)%
Expenses[4]. ……..……..…………………………………...	5.65)%	7.09)%	8.68)%	8.89)%	8.95)%	7.07)%
Portfolio Turnover Rate2 …………………………………..	0)%	4)%	0)%	7)%	11)%	15)%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.

2. The lesser of purchases or sales of Series One portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) from the year ended July 31, 2021, aggregated $781,111 and $3,671,228, respectively.

3. The lesser of purchases or sales of American Growth Cannabis Fund portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) from the year ended July 31, 2021, aggregated $7,143,928 and $6,100,485, respectively.

4. Per share amounts have been calculated using the Average Shares Method.

5. Legal Fees for the Objective and Name Change for the American Growth Cannabis Fund were $34,956 which attributed to 4.44% of the 11.79% after fee waiver expense ratio.

See accompanying notes to financial statements.

American Growth Fund, Inc – Page 33

Financial Highlights

AMERICAN GROWTH FUND, INC.

Series One - Class C

Six Months	Six
Ended	Month
	Ended	Year Ended
January 31,	January 31	July 31,
(unaudited)	(unaudited)
	2021	2021	2020	2019	2018	2017
Per Share Operating Data:
Net Asset Value,
Beginning of Period ………………………….……..…..	$5.62)	$5.62)	$5.03)	$4.47)	$4.20)	$3.79)
Income gain (loss) from investment operations:
Net investment loss[4] .………….……………………..……	(0.13)	(0.27)	(0.25)	(0.23)	(0.20)	(0.22)
Net realized and unrealized gain (loss) [4] ……………..…	0.66)	1.54)	0.84)	0.79)	0.47)	0.63)
Total income gain (loss) from investment operations .…	0.53)	1.27)	0.59)	0.56)	0.27)	0.41)
Distributions:
Long-term capital gains distributions …..………………..	(0.18)	(0.19)	-)	-)	-)	-)
Total distributions ………………………………………….	(0.18)	(0.19)	-)	-)	-)	-)
Net Asset Value, End of Period ……………………….…	$5.97)	$6.70)	$5.62)	$5.03)	$4.47)	$4.20)
Total Return at Net Asset Value1 ……………………...	9.3)%[4]	22.8)%	11.7)%	12.5)%	6.4)%	10.8)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands) ……………….	$1,693)	$1,480)	$1,589)	$1,578)	$2,593)	$2,720)
Ratio to average net assets:
Net investment loss[4] …...……………………………...….	(4.30)%	(4.41)%	(4.80)%	(5.05)%	(4.60)%	(5.51)%
Expenses[4]. ……..……..…………………………………...	5.31)%	5.41)%	5.98)%	6.41)%	5.91)%	7.07)%
Portfolio Turnover Rate2 …………………………………..	0)%	4)%	0)%	7)%	11)%	15)%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.

2. The lesser of purchases or sales of Series One portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) from the year ended July 31, 2021, aggregated $781,111 and $3,671,228, respectively.

3. The lesser of purchases or sales of American Growth Cannabis Fund portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) from the year ended July 31, 2021, aggregated $7,143,928 and $6,100,485, respectively.

4. Per share amounts have been calculated using the Average Shares Method.

5. Legal Fees for the Objective and Name Change for the American Growth Cannabis Fund were $34,956 which attributed to 4.44% of the 11.79% after fee waiver expense ratio.

See accompanying notes to financial statements.

American Growth Fund, Inc – Page 34

Financial Highlights

AMERICAN GROWTH FUND, INC.

Series One - Class D

Six Months	Six
Ended	Month
	Ended	Year Ended
January 31,	January 31	July 31,
(unaudited)	(unaudited)
	2021	2021	2020	2019	2018	2017
Per Share Operating Data:
Net Asset Value,
Beginning of Period ………………………….……..…..	$7.18)	$7.18)	$6.42)	$5.61)	$5.21)	$4.65)
Income gain (loss) from investment operations:
Net investment loss[4] .………….……………………..……	(0.11)	(0.25)	(0.23)	(0.21)	(0.19)	(0.22)
Net realized and unrealized gain (loss) [4] ………………..	0.85)	1.99)	0.99)	1.02)	0.59)	0.78)
Total income gain (loss) from investment operations .…	0.76)	1.74)	0.76)	0.81)	0.40)	0.56)
Distributions:
Long-term capital gains distributions ..…………………..	(0.18)	(0.19)	-)	-)	-)	-)
Total distributions ………………………………………….	(0.18)	(0.19)	-)	-)	-)	-)
Net Asset Value, End of Period ……………………….…	$7.74)	$8.73)	$7.18)	$6.42)	$5.61)	$5.21)
Total Return at Net Asset Value1 ……………………...	10.2)%[4]	24.5)%	11.8)%	14.4)%	7.7)%	12.0)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands) ……………….	$7,552)	$8,110)	$6,989)	$6,558)	$6,153)	$6,200)
Ratio to average net assets:
Net investment loss[4] …...……………………………...….	(2.92)%	(3.11)%	(3.49)%	(3.75)%	(3.51)%	(4.51)%
Expenses[4]. ……..………..………………………………...	3.93)%	4.07)%	4.68)%	5.09)%	4.83)%	6.07)%
Portfolio Turnover Rate2 …………………………………..	0)%	4)%	0)%	7)%	11)%	15)%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.

2. The lesser of purchases or sales of Series One portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) from the year ended July 31, 2021, aggregated $781,111 and $3,671,228, respectively.

3. The lesser of purchases or sales of American Growth Cannabis Fund portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) from the year ended July 31, 2021, aggregated $7,143,928 and $6,100,485, respectively.

4. Per share amounts have been calculated using the Average Shares Method.

5. Legal Fees for the Objective and Name Change for the American Growth Cannabis Fund were $34,956 which attributed to 4.44% of the 11.79% after fee waiver expense ratio.

See accompanying notes to financial statements.

American Growth Fund, Inc – Page 35

Financial Highlights

AMERICAN GROWTH FUND, INC.

American Growth Cannabis Fund - Class E

Six Months	Six
Ended	Month
	Ended	Year Ended
January 31,	January 31	July 31,
(unaudited)	(unaudited)
	2021	2021	2020	2019	2018	2017
Per Share Operating Data:
Net Asset Value,
Beginning of Period ………………………….……..…..	$3.60)	$3.60)	$3.95)	$3.85)	$4.04)	$11.15)
Income gain (loss) from investment operations:
Net investment loss[4] .………….……………………..……	(0.10)	(0.25)	(0.36)	(0.36)	(0.58)	(0.64)
Net realized and unrealized gain (loss) [4] ………………..	1.10)	0.88)	0.01)	0.46)	0.39)	(0.61)
Total income gain (loss) from investment operations .…	1.00)	0.63)	(0.35)	0.10)	(0.19)	(1.25)
Distributions:
Long-term capital gains distributions ..…………………..	-)	-)	-)	-)	-)	(5.73)
Return of capital distributions …………………………….	-)	-)	-)	-)	-)	(0.13)
Total distributions ………………………………………….	-)	-)	-)	-)	-)	(5.86)
Net Asset Value, End of Period ……………………….…	$4.60)	$4.23)	$3.60)	$3.95)	$3.85)	$4.04)
Total Return at Net Asset Value1 ……………………...	23.60)%[4]	17.5)%	(8.9)%	2.6)%	(4.7)%	(23.8)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands) ……………….	$11,127	$1,750	$851	$954	$765)	$589)
Ratio to average net assets:
Net investment loss (After Fee Waiver)[4] …...…………..	(5.01)%	(5.42)%[0]	(10.71)%[0]	(8.87)%	(14.30)%	(13.37)%
Expenses (Before Fee Waiver)[4]. ……...……………...….	6.76)%	6.28)%[5]	12.79)%[5]	9.90)%	15.15)%	14.53)%
Expenses (After Fee Waiver) [4]. ….…..……………...…...	5.79)%	5.99)%[5]	11.79)%[5]	9.90)%	15.15)%	14.53)%
Portfolio Turnover Rate3 …………………………………..	26)%	461)%	54)%	16)%	8)%	151)%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.

2. The lesser of purchases or sales of Series One portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) from the year ended July 31, 2021, aggregated $781,111 and $3,671,228, respectively.

3. The lesser of purchases or sales of American Growth Cannabis Fund portfolio securities for a period, divided by the monthly average of the market value of securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (other than short-term securities) from the year ended July 31, 2021, aggregated $7,143,928 and $6,100,485, respectively.

4. Per share amounts have been calculated using the Average Shares Method.

5. Legal Fees for the Objective and Name Change for the American Growth Cannabis Fund were $34,956 which attributed to 4.44% of the 11.79% after fee waiver expense ratio.

See accompanying notes to financial statements.

American Growth Fund, Inc – Page 36

Notes to Financial Statements

American Growth Fund, Inc.

1.  Summary of Significant Accounting Policies

American Growth Fund, Inc. Series One ("Series One"), and American Growth Cannabis Fund, formerly American Growth Fund, Inc. – Series Two, are registered under the Investment Company Act of 1940, as amended. Series One is a diversified, open-end management investment company. The American Growth Cannabis Fund is a diversified mutual fund, open-end management mutual fund, focused on the legal cannabis business. Series One and American Growth Cannabis Fund follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.” Series One’s and American Growth Cannabis Fund’s primary investment objectives are growth of capital.  Series One’s and American Growth Cannabis Fund’s investment advisor is Investment Research Corporation (IRC). Series One offers Class A, Class B, Class C, and Class D shares and American Growth Cannabis Fund offers Class E and Class F shares. Class D shares are available to shareholders of accounts established prior to March 1, 1996.  Class A, Class D, and Class E have a maximum sales charge (load) imposed on purchases (as a percentage of offering price) of 5.75%. Purchases of Class A, Class D, and Class E shares in amounts of $1,000,000 or more which are not subject to an initial sales charge generally will be subject to a contingent deferred sales charge of 1.0% of amounts redeemed within the first year of purchase.  Class B has a maximum deferred sales charge (Contingent Deferred Sales Charge) as a percentage of original purchase price or redemption proceeds, whichever is lower, for the first 2 years of 5%, 3rd & 4th years - 4%, 5th yr. - 3%, 6th yr. - 2%, 7th yr. - 1%. Class C and Class F have a maximum deferred sales charge as a percentage of original purchase price or redemption proceeds, whichever is lower, of 1% for the first year. As of July 31, 2021, there were no shares of Class F outstanding. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan and expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class.

Reclassifications - Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets nor net asset value per share.  For the year ended July 31, 2021, the following reclassifications were made:

Series One		American Growth Cannabis Fund
Distributable earnings (loss)	Paid-In Capital	Distributable earnings (loss)	Paid-In Capital
$701,984	$(701,984)	$-	$-

Investment Valuation – Investment securities traded on the New York Stock Exchange or other stock exchange approved for this purpose by the board of directors will be valued on the basis of the closing sale thereof on such stock exchange, or, if such sale is lacking, at the mean between closing bid and asked prices on such day. If no bid and asked prices are quoted for such day or information as to New York or other approved exchange transactions is not readily available, the security will be valued by reference to recognized composite quotations or such other method as the board of directors in good faith deem will reflect its fair market value. Securities not traded on any stock exchange but for which market quotations are readily available are valued on the basis of the mean of the last bid and asked prices. Short-term securities are valued at the mean between the closing bid and asked prices or by such other method as the board of directors determines to reflect their fair market value. The board of directors in good faith determine the manner of ascertaining the fair market value of other securities and assets.

Allocation of Income, Expenses, Gains and Losses - Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Income Taxes - No provision for federal income nor excise taxes have been made because the Fund intends to comply with the provisions of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

Annual Report for the Year Ended July 31, 2021                                                                                                    American Growth Fund, Inc – Page 37

Notes to Financial Statements

American Growth Fund, Inc.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the open tax year 2018-2020 and expected to be taken in the Fund's 2021 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Colorado State and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Classification of Distributions to Shareholders - The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Security Transactions and Related Investment Income - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis which is the same basis used for federal income tax purposes.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuations – As described in note 1, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, represent the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

American Growth Fund, Inc – Page 38                                                                                                    Annual Report for the Year Ended July 31, 2021

Notes to Financial Statements

American Growth Fund, Inc.

The following is a summary of the inputs used, as of July 31, 2021, in valuing the Fund’s assets carried at fair value:

Series One
Equity	Level 1	Level 2	Level 3	Total
Common Stock	$ 21,343,029	0	0	$ 21,343,029
American Growth Cannabis Fund
Equity	Level 1	Level 2	Level 3	Total
Common Stock	$ 1,630,514	0	0	$ 1,630,514

The industry classifications of Level 1 investments are included in the Statement of Investments.

There were no transfers in to or out of Level 1 or Level 2 for the year ended July 31, 2021. Transfers are recognized at the end of the reporting period.

2.  Shares of Beneficial Interest

Series One and American Growth Cannabis Fund have authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	For the year ended		For the year ended
	July 31, 2021		July 31, 2020

	Shares	Amount	Shares	Amount
Series One - Class A:
Sold	69,757)	536,783)	153,869)	$ 978,587)
Dividends and distributions Reinvested	32,032)	237,354)	-)	-)
Redeemed	(250,961)	(1,846,246)	(271,253)	$(1,662,856)
Net decrease	(149,172)	(1,072,109)	(177,384)	$(684,269)
Series One - Class B:
Sold	12,589)	68,806)	3,591)	17,271)
Dividends and distributions Reinvested	1,126)	6,510)	-)	-)
Redeemed	(2,493)	(15,058)	(6,303)	(30,827)
Net increase (decrease)	11,222)	60,258)	(2,712)	(13,556)

Series One - Class C:
Sold	16,890)	105,407)	40,556)	243,561)
Dividends and distributions Reinvested	7,565)	46,751)	-)	-)
Redeemed	(86,408)	(523,804)	(71,397)	(390,418)
Net decrease	(61,953)	(371,646)	(30,841)	(146,857)
Series One - Class D:
Sold	3,547)	28,900)	637)	4,113)
Dividends and distributions Reinvested	21,346)	169,486)	-)	-)
Redeemed	(69,498)	(547,339)	(49,470)	(323,110)
Net decrease	(44,605)	(348,953)	(48,833)	(318,997)
American Growth Cannabis Fund - Class E:
Sold	333,974)	1,658,302)	102,406)	343,370)
Dividends and distributions reinvested	-)	-)	-)	-)
Redeemed	(156,829)	(655,901)	(107,381)	(366,458)
Net increase (decrease)	177,145)	1,002,401)	(4,975)	(23,088)
American Growth Cannabis Fund - Class F:
Sold	-)	-)	-)	-)
Dividends and distributions reinvested
Redeemed	-)	-)	-)	-)
Net increase (decrease)	-)	-)	-)	-)

Annual Report for the Year Ended July 31, 2021                                                                                                    American Growth Fund, Inc – Page 39

Notes to Financial Statements

American Growth Fund, Inc.

3.  Realized and Unrealized Gains and Losses on Investments

The identified tax cost basis of investments for Series One and American Growth Cannabis Fund at July 31, 2021 was $6,519,331 and $2,484,663, respectively. Net unrealized appreciation (depreciation) on investments for Series One and American Growth Cannabis Fund of $14,823,698 and $(854,119), respectively, based on identified tax cost as of July 31, 2021, was comprised of gross appreciation of $14,826,418 and $47,321, respectively, and gross depreciation of $2,720 and $901,440, respectively.

American Growth Fund, Inc – Page 40                                                                                                    Annual Report for the Year Ended July 31, 2021

Notes to Financial Statements

American Growth Fund, Inc.

4.  Underwriting, Investment Advisory Contracts, Service Fees and Other Related Parties (unaudited)

Under the investment advisory contract with IRC, the advisor receives annual compensation for investment advice, computed and paid monthly, for each of Series One and the American Growth Cannabis Fund equal to 1% of the first $30 million of the respective Fund's average annual net assets and 0.75% such assets in excess of $30 million. Series One and American Growth Cannabis Fund pay their own operating expenses.

A Fee Waiver Agreement for the American Growth Cannabis Fund was executed August 1, 2019 and currently ends July 31, 2022 unless it is extended. It may not be modified or terminated prior to such date without the consent of the board. If the Total Annual Fund Operating Expenses exceed an annual rate of 6.00% of the Fund’s average daily net assets during this period, the Adviser will waive all or a portion of its Management Fee payable with respect to the Fund to the extent of such excess up to the full amount of its Management Fee. The amount of the Adviser’s waiver shall be limited to, and shall not exceed, the maximum amount of the “Adviser’s Fee” that the Adviser is entitled to receive under the Investment Adviser Agreement between the Adviser and the American Growth Fund, Inc., with respect to the Fund, dated August 8, 2013 (the “Advisory Agreement”). The Adviser is permitted to recapture fees that it has waived for the Fund pursuant to the fee waiver agreement to the extent that a Fund’s expenses in later periods fall below the annual rate set forth in the fee waiver agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) an annual rate of 6.00% of the Fund’s average daily net assets and (ii) the expense cap (if any) in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees more than three years after the date on which the fee were deferred.  For the year ended July 31, 2021 the investment advisor waived $4,541 for the annual compensation for investment advice.

The Advisor may recapture a portion of fees waived above no later than the years as states below:

	July 31, 2024	July 31, 2023	Total
American Growth Cannabis Fund	$4,541	$7,871	$12,412

Class B and Class C shares each are subject to annual service and distribution fees of 1.00% of average daily net assets. Class A shares are subject to annual service and distribution fees no greater than 0.30% of average daily net assets.

Class F shares are subject to annual service and distribution fees of 0.25% and 0.75% of average daily net assets, respectively. Class E shares are subject to annual service and distribution fees no greater than 0.30% of average daily net assets..

For the year ended July 31, 2021 commissions and sales charges paid by investors on the purchase of Series One and American Growth Cannabis Fund shares to totaled $21,992 and $21,391, respectively, of which $139 and $0, respectively, was retained by World Capital Brokerage, Inc. ("WCB"), an affiliated broker/dealer which serves as the underwriter and distributor of the Series One and American Growth Cannabis Fund. Sales charges advanced to broker/dealers by WCB on sales of Series One Class B and C shares and American Growth Cannabis Fund Class F shares totaled $3,806 and $0, respectively, of which $0 and $0, respectively, was retained by WCB. For the year ended July 31, 2021, WCB received contingent deferred sales charges of $182 and $0 upon redemption of Class B and C shares and F shares, respectively, as reimbursement for sales commissions advanced by WCB upon the sale of such shares. No payments were made by Series One nor American Growth Cannabis Fund to WCB for brokerage commission on securities transactions.

Certain officers of Series One and American Growth Cannabis Fund are also officers of WCB and IRC. For the year ended July 31, 2021, Series One and American Growth Cannabis Fund paid directors' fees of $32,059 and $2,342, respectively, expenses of $0 and $0, respectively, and the audit chair $0 and $0, respectively, for review.

Annual Report for the Year Ended July 31, 2021                                                                                                    American Growth Fund, Inc – Page 41

Notes to Financial Statements

American Growth Fund, Inc.

For the year ended July 31, 2021, under an agreement with IRC, Series One and American Growth Cannabis Fund were charged $177,317 and $13,312, respectively, for the costs and expenses related to employees of IRC who provided administrative, clerical and accounting services to the Fund and $27,984 and $2,016, respectively, to provide the daily fund accounting services. In addition, Series One and American Growth Cannabis Fund were charged $104,383 and $7,536, respectively, by an affiliated company of IRC for the rental of office space.

5.  Federal Income Tax Matters

Dividends paid by Series One and American Growth Cannabis Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Series One and American Growth Cannabis Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to the differing treatment of net operating losses, foreign currency and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital.

At July 31, 2021, Series One for federal income tax purposes had no available capital loss carryover.

As of July 31, 2021 American Growth Cannabis Fund had utilized short capital loss carryovers of $15,838.

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of Series One’s and American Growth Cannabis Fund’s next taxable year.

At July 31, 2021, Series One had $217 of post-October losses.  American Growth Cannabis Fund did not have any post-October losses.

Series One had a $515,741 long term capital gain distribution and $0 paid during the years ended July 31, 2021 and 2020, respectively.  There were no distributions paid during the years ended July 31, 2021 and 2020 for American Growth Cannabis Fund.

As of July 31, 2021 the components of accumulated gains (loss) on a tax-basis were as follows:

                                                                                                        Series One                       American Growth Cannabis Fund

            Undistributed income                                                           $              -))                                                        $ 594,213)

            Long Capital Gains                                                                 2,245,149)                                                                             211,647)

            Unrealized appreciation (depreciation)                                   14,823,698)                                                                  ((854,119)

            Post-October loss                                                                           (217)                                                        -)

            Total accumulated gain (loss)                                             $17,068,630)                                                         $  (48,259)

6.  Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

American Growth Fund, Inc – Page 42                                                                                                    Annual Report for the Year Ended July 31, 2021

Notes to Financial Statements

American Growth Fund, Inc.

7.  COVID-19 Virus

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. As a result, there have been various mandates from federal, state and local authorities which resulted in an overall decline in economic activity. Some mandates have been eased. The easing of these mandates has varied from state to state. The pandemic has not ended so the ultimate impact of COVID-19 on the financial performance of the Funds’ investments has lessened but continues to not be non-foreseeable at this time. The Investment Committee continues to monitor this event. The financial statements do not include any adjustment that might result from the outcome of this uncertainty.

8.  Review of Affiliated Company’s Expenses (unaudited) – The Trust’s Audit Committee reviews, on a monthly and quarterly basis, the details of each expense incurred by the Trust in order to determine the appropriateness.  These expenses are then presented to the Trust’s Board of Directors for review and approval at the next quarterly Board Meeting.

For the year ended July 31, 2021 the Trust paid to its affiliated companies, World Capital Brokerage, Inc. $15,177, Investment Research Corporation $236,788, and AGF Properties, Inc. $153,011 for services they provided to the Trust and its shareholders. These payments resulted in these affiliated companies earning profit or losses totaling World Capital Brokerage, Inc. $(14), Investment Research Corporation $(8,939), and AGF Properties, Inc. $(9,864).

9.  Risk (American Growth Cannabis Fund) – The American Growth Cannabis Fund concentrates its investments in the Pharmaceuticals, Botanical Medical Chemical and Biotechnology Industry Group and is subject to the risks associated with those industries. The value of the Fund’s shares will be affected by factors particular to the Pharmaceuticals, Botanical Medical Chemical and Biotechnology Industry Group and related sectors (such as government regulation) and may fluctuate more widely than that of a typical diversified fund.
Health Care Sector Concentration – Due to the concentration in the Pharmaceuticals, Botanical Medical Chemical and Biotechnology Industry Group, the fund has a higher than normal concentration in the health care sector. The health care sector is subject to government regulation and reimbursement rates, as well as government approval of products and services, which could have a significant effect on price and availability, and can be significantly affected by product liability claims, rapid obsolescence, and patent expirations.
Cannabis Industry Risk - The cannabis industry is a very young, fast evolving industry with possible increased exposure to rule changes, changes in laws, increasing regulations, increasing competition which may cause businesses to suddenly close or businesses to shrink as well as the possibility that a company currently operating legally may suddenly find itself exposed to illegal activities. The Fund invests mainly in over the counter securities.
For more details on the risks of investing, please refer to the Fund’s Prospectus/Statement of Additional Information available at www.americangrowthfund.com or by calling 800-525-2406.

Annual Report for the Year Ended July 31, 2021                                                                                                    American Growth Fund, Inc – Page 43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
American Growth Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of American Growth Fund, Inc. Series One and American Growth Cannabis Fund (the "Funds"), each a series of American Growth Fund, Inc., including the schedules of investments, as of July 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of July 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Funds' auditor since 2006.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

Tait, Weller & Baker LLP

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
September 29, 2021

Annual Report for the Year Ended July 31, 2021                                                                                                    American Growth Fund, Inc – Page 44

Analysis of Expenses (unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A, D, and E shares or contingent deferred sales charges ("CDSC") with respect to Class B, C, and F shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  The tables below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The tables below are based on an investment of $1,000 invested on August 1, 2020 and held for the six months ended January 31, 2021.

Actual expenses (unaudited)

This table provides information about actual account values and actual expenses.  You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

For the year ended July 31, 2021 (August 1, 2020 to July 31, 2021)

                                Actual Total

                                        Return                      Beginning                          Ending                      Expenses

                                      Without                        Account                         Account              Paid Expenses

                             Sales Charges                            Value                            Value                 The Period(2)

Class A                           23.7%                     $1,000.00                     $1,241.11                        $  54.86

Class B                           20.3%                     $1,000.00                     $1.207.46                        $  85.61

Class C                           21.7%                     $1,000.00                     $1,228.38                        $  66.46

Class D                           24.0%                     $1,000.00                     $1,244.62                        $  50.66

Class E                           17.5%                     $1,000.00                     $1,175.00                        $  70.38

(1)   Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A, D or E shares or the applicable Contingent Deferred Sales Charges ("CDSC") with respect to Class B, C, or F Shares.

(2)   Expenses are equal to the annualized expense ratio (after fee waivers) of 4.42%, 7.09%, 5.41%, 4.07% and 5.99% for the Fund’s Class A, B, C, D, and E shares, respectively, multiplied by the average account value over the period.

Annual Report for the Year Ended July 31, 2021                                                                                                    American Growth Fund, Inc – Page 45

Hypothetical example for comparison purposes (unaudited)

The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance nor expenses you paid for the period.  You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds.  To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. The example does not reflect the deduction of contingent deferred sales charges ("CDSC") with respect to Class B and C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

For the year ended July 31, 2021 (August 1, 2020 to July 31, 2021)

                               Hypothetical

                                 Annualized                      Beginning                          Ending                      Expenses

                                          Total                        Account                         Account              Paid Expenses

                                        Return                            Value                            Value                The Period(2)

Class A                           5.00%                     $1,000.00                     $1,076.59                        $  47.59

Class B                           5.00%                     $1,000.00                     $1,084.09                        $  76.86

Class C                           5.00%                     $1,000.00                     $1,081.88                        $  58.53

Class D                           5.00%                     $1,000.00                     $1,074.82                        $  43.75

Class E                           5.00%                     $1,000.00                     $1,050.00                        $  62.90

(2)   Expenses are equal to the annualized expense ratio (after fee waivers) of 4.42%, 7.09%, 5.41%, 4.07% and 5.99% for the Fund’s Class A, B, C, D, and E shares, respectively, multiplied by the average account value over the period.

American Growth Fund, Inc – Page 46                                                                                                    Annual Report for the Year Ended July 31, 2021

Allocation of Portfolio Assets (unaudited)

(Calculated as a percentage of Net Assets)

July 31, 2021

Series One		American Growth Cannabis Fund
Industry Breakdown		Industry Breakdown
Diversified Company	9.39)%	Medicinal Chemicals & Botanical Products	24.51)%
Semiconductor Capital Equipment	8.92)%	Pharmaceutical Preparations	14.38)%
Computer Software and Services	8.78)%	Drug Manufacturers	10.84)%
Cable TV	6.93)%	Real Estate Investment Trusts	6.85)%
Railroad	6.69)%	Real Estate	6.63)%
Online Media	6.10)%	Retail - Building Materials, Hardware, Garden Supply	6.00)%
Biotechnology	5.78)%	Exchange Traded Funds	5.20)%
Computer & Peripherals	5.27)%	Biological Products (No Diagnostic Substances)	4.13)%
Computer Hardware	4.63)%	Perfumes, Cosmetics & Other Toilet Preparations	4.64)%
Environmental	4.48)%	Electric Services	4.46)%
Machinery	4.31)%	Retail – Cyclical	4.36)%
Application Software	4.12)%	Agriculture Production - Crops	0.60)%
Retail - Apparel & Specialty	3.66)%
Semiconductor	3.36)%
Transportation and Logistics	2.48)%
Home Improvement Stores	1.74)%
Restaurants	1.55)%
Industrial Products	1.43)%
Farm & Construction Machinery	1.42)%
Insurance (Property and Causality)	1.35)%
Chemicals	0.99)%
Business Services	0.87)%
Health Care Plans	0.73)%
Drug	0.64)%
Health Care Providers	0.58)%
Media – Diversified	0.57)%
Retail Cyclical	0.56)%
Retail Store	0.53)%
Telecommunication Services	0.51)%
Medical Diagnostic & Research	0.50)%
Software	0.45)%

Total Investments …………………………………..…………..…..	99.32)%	Total Investments…………...…………………….....…	93.16)%
Cash and Receivables, less Liabilities …………………………...	0.68)%	Cash and Receivables, less Liabilities ………….……	6.84)%
Total Net Assets ………………………………………..………..…	100.00)%	Total Net Assets …………………………………….….	100.00)%

Annual Report for the Year Ended July 31, 2021                                                                                                    American Growth Fund, Inc – Page 47

NOTICE TO SHAREHOLDERS AT JULY 31, 2020 (UNAUDITED)

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2021

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling 1-800-525-2406. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

Each Fund files form N-PORT on a quarterly basis which contains information on each Fund’s portfolio holdings.  Each Fund’s Forms N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in each Fund’s Forms N-PORT are also available by calling 1-800-525-2406.

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

The day-to-day operations of the Fund are managed by its officers, subject to the overall supervision and control of the board of directors. The Fund´s Audit Committee meets quarterly and is responsible for reviewing the financial statements of the Fund.
The following information about the interested directors2 of the Fund includes their principal occupations for the past five years:

Name, Address, and Age	Position(s) Held with Fund	Term of Office1 and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director for the Past Five Years
Timothy E. Taggart, 1636 Logan Street, Denver, CO DOB: October 18, 1953	President, Director and Treasurer	Since April 2004	Principal financial and accounting officer, employee of Adviser since 1983. See below for affiliation with Distributor.	2	Director of World Capital Brokerage, Inc. and Investment Research Corporation

American Growth Fund, Inc – Page 48                                                                                                    Annual Report for the Year Ended July 31, 2021

The following information about the non-interested directors, officers and advisors of the Fund includes their principal occupations for the past five years:

Name, Address, and Age	Position(s) Held with Fund	Term of Office1 and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director for the Past Five Years
Eddie R. Bush, 1400 W. 122nd Ave., Suite 100, Westminster, CO DOB: December 31, 1939	Director, Audit Committee Chairman (financial expert), Lead Independent Director	Since September 1987	Certified Public Accountant	2	None
Darrell E. Bush, 2714 West 118th Ave, Westminster, CO DOB: February 19, 1971	Director	Since September 2013	Accountant	2	None
Michael L. Gaughan, 2001 Avenue D, Scottsbluff, NE DOB: November 29, 1967	Chief Compliance Officer and Secretary	Since September 2004	Employee of the Fund since 1995.	N/A	World Capital Brokerage, Inc. and Investment Research Corporation
Patricia A. Blum, 1636 Logan Street, Denver, CO DOB: June 27, 1959	Vice President	Since June 2013	Employee of the Fund since 2001.	N/A	World Capital Brokerage, Inc.

1. Trustees and officers of the fund serve until their resignation, removal or retirement.
2. Timothy Taggart is an "interested person” of the Fund as defined by the Investment Company Act of 1940 because of the following position which he holds.

Timothy Taggart is the sole shareholder, president and a director of Investment Research Corporation. He is also president and a director of World Capital Brokerage, Inc., the Distributor.
None of the above-named persons received any retirement benefits or other form of deferred compensation from the Fund. There are no other funds that together with the Fund constitute a Fund Complex.

The Fund's Statement of Additional Information includes additional information about the Fund's trustees, and is available without charge upon request by calling 1-800-525-2406.

Annual Report for the Year Ended July 31, 2021                                                                                                    American Growth Fund, Inc – Page 49

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Meeting of the Board of Directors Held on October 22, 2021

At a regular meeting of the Board of Directors (the “Board”) held via video conference on October 22, 2021 (the “meeting”), the Board, assisted by legal counsel representing  the American Growth Fund, Inc. and the Independent Directors,  including a majority of the Directors who are not interested persons of the Board (the “Independent Directors”), considered the approval for another year of the investment advisory agreement (the “Agreement”) between Investment Research Corporation (the “Adviser”) and the Trust for Series One and American Growth Cannabis Fund (each, in this section, a “Fund”).

In connection with its review and approval of the Agreement for another year at the Meeting, the Independent Directors participating considered materials furnished by the Adviser, including information about, but not limited to, the Adviser’s personnel, operations and financial condition. The Independent Directors also submitted questions to the Adviser prior to the Meeting. At the Meeting, representatives from the Adviser, presented information to the Board regarding the Adviser and each Fund, discussed with the Independent Directors all information provided, and responded to questions from the Board.

Matters considered by the Board, including the Independent Directors, at the Meeting in connection with its re-approval of the Agreement included the following:

Performance. The Board reviewed each Fund’s investment performance reports, which compared the performance of each Fund with several other mutual funds with generally similar investment strategies, at least in part, over various time periods, as well as with relevant benchmarks, and discussed these reports with representatives of the Adviser. The Board considered each Fund’s comparative performance over short-term and longer-term time periods. The relative performance of each Series compared to peer funds and benchmarks over recent time periods was satisfactory, did not reflect an unreasonable gap in performance and that the Advisor had presented substantive information which was discussed in length at the meeting including measures aimed at improving performance.

Costs of Services and Profitability. The Board reviewed and considered the contractual annual advisory fee paid by each Fund to the Adviser, in light of the extent and quality of the advisory services provided by the Adviser to each Fund. The Board received and considered information including a comparison of each Fund’s contractual advisory fee rate with those of peer funds. The Board also reviewed and considered the total expense ratio for each Fund, alongside comparative total expense ratio information for peer funds.  In doing so, the Board also considered the relative size of each Fund compared to the peer funds.

American Growth Fund, Inc – Page 50                                                                                                    Annual Report for the Year Ended July 31, 2021

In addition, the Board, including the Independent Directors, specifically considered the profits realized by the Adviser and its affiliates, based in part on the Adviser financial information presented at the meeting and information regarding amounts paid to the Adviser and its affiliates. The Board also reviewed "fall out" benefits realized by the Adviser and its affiliates arising from its relationship with the Trust, and the profitability of each Fund to the Adviser and its affiliates.

The Board noted that the Trust entered into a fee waiver agreement for American Growth Cannabis Fund with the Adviser. The Board took into account the fee waiver agreement and the benefits thereof to shareholders, and determined to continue to closely monitor expenses and assess additional measures to reduce fund expenses.

Nature, Extent, and Quality of the Services under the Investment Advisory Agreement. The Board received and considered information regarding the nature, extent, and quality of services provided to each Fund under the Agreement.  The Trustees reviewed certain background materials supplied by the Adviser in its presentation, including its Form ADV.

The Board reviewed and considered the Adviser’s investment advisory personnel, its history as an asset manager, and its performance and the amount of assets currently under management by the Adviser and its affiliated entities.  The Board also reviewed the research and decision‐making processes utilized by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, and policies of each Fund.

The Board considered the background and experience of the Adviser’s management in connection with each Fund, including reviewing the qualifications, backgrounds, and responsibilities of the parties primarily responsible for the day‐to‐day portfolio management of each Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

Economies of Scale. After discussion, it was the consensus of the Board and the Independent Directors that neither Fund had not reached an asset level where any material economies of scale were being realized by the Adviser that could be shared with the Fund. The Board discussed the economies of scale for each Fund and the fact that while economies of scale is not something that can be applied to each Fund now given the small asset bases, it would be revisited at a later date.

Other Benefits to the Adviser. The Board reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with each Fund.

In reviewing the factors above, the Board concluded that no single factor was identified by the Directors to be determinative as the principal factor in whether to renew the Agreement. The Board concluded that:

(1) The nature and quality of services provided to each Fund and its shareholders by IRC were reasonable and adequate;

(2) The profitability of IRC and its affiliates from their relationships with each Fund was not unreasonable with respect to each Fund;

Annual Report for the Year Ended July 31, 2021                                                                                                    American Growth Fund, Inc – Page 51

(3) There were no material economies of scale or other incidental benefits accruing to the Adviser in connection with its relationship with each Fund;

(4) Performance of each Fund as addressed above; The Board considered substantive information which was discussed in length at the meeting regarding the lag in performance of Series One, as well as, measures aimed at improving performance; and

(5) Each Fund’s contractual advisory fee rate was within an acceptable range of the median for peer funds; The Board noted that while each Fund’s total expense ratio was greater than the median for peer funds, this could be attributed in part to the disparities in relative fund size;

The Directors gave consideration to the circumstances, which positively affected its decision to reapprove the Investment Advisory Agreement.

Based on the Board’s’ deliberations and their evaluation of the information described above, the Directors, including all of the Independent Directors, concluded that the Adviser’s compensation for investment advisory services is consistent with the best interests of its shareholders and accordingly approved continuation of the Investment Advisory Agreement for an additional period.

American Growth Fund, Inc – Page 52                                                                                                    Annual Report for the Year Ended July 31, 2021

PERFORMANCE CHARTS (unaudited)
The following charts compare the change in value of a $10,000 investment in the American Growth Fund versus the Standard and Poors 500. Returns reflect a sales load for Class A, D, and E while Class B and C are without a sales load.
Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Indices are unmanaged and generally do not reflect deductions for management fees. You cannot invest directly in an index. Current performance data to the most recent month end can be obtained by calling 1-800-525-2406.

Series One

*Includes a 5.75% sales charge based on a $10,000 initial purchase.

^Includes conversion to A Shares after 7 years.

American Growth Cannabis Fund

Annual Report for the Year Ended July 31, 2021                                                                                                    American Growth Fund, Inc – Page 53

*Includes a 5.75% sales charge based on a $10,000 initial purchase.

American Growth Fund, Inc – Page 54                                                                                                    Annual Report for the Year Ended July 31, 2021

On 3/1/96, Series One adopted a multi-class distribution arrangement to issue additional classes of shares, designated as Class A, Class B and Class C shares. Shares existing prior to 3/1/96 became Class D shares. Class A and Class D shares are subject to a maximum front-end sales charge of 5.75%, Class B shares are subject to a maximum contingent deferred sales charge of 5% and Class C shares are subject to a 1% contingent deferred sales charge within the first year of purchase. The Fund may incur 12b-1 expenses up to an annual maximum of .30 of 1% on its average daily net assets of its Class A shares, 1% of its average daily net assets of its Class B shares, and 1% of its average daily net assets of its Class C shares. Class D shares have no 12b-1 fees. Performance figures for Class D shares include the 5.75% initial sales charge and assume the reinvestment of income dividends and capital gain distributions.

On 2/23/2011, American Growth Fund introduced a new Series consisting of Class E shares. Class E shares are subject to a maximum front-end sales charge of 5.75%. The Fund may incur 12b-1 expenses up to an annual maximum of .30 of 1% on its average daily net assets of its Class E shares.

Performance quoted for the period ending 7/31/2021 represents past performance and cannot be used to predict future results. The investment return and principal value of an investment will fluctuate so that the investor’s shares, when redeemed, may be worth more or less than their original cost. This material must be preceded or accompanied by a current prospectus. If you have not received, or need a current prospectus, please feel free to call for one at 1-800-525-2406. Please read the prospectus carefully before investing. For current performance figures please call 1-800-525-2406.

                                                                                5 years                    10 years

Series One (unaudited)                          1 year                      annualized                annualized

Class D without load                               24.46)%                 13.96)%                  12.63)%

Class D with load*                                  17.28)%                 12.63)%                  11.95)%

Class A without load                               24.11)%                 13.58)%                  12.24)%

Class A with load*                                  16.95)%                 12.23)%                  11.58)%

Class B without load                               20.75)%                 11.03)%                  11.66)%[1]

Class C without load                               22.84)%                 12.74)%                  11.69)%[2]

                                                                                5 years                    10 years

American Growth Cannabis Fund          1 year                      annualized                annualized (February 23, 2011)

Class E without load                               17.50)%                   (4.42)%                 (0.58)%

Class E with load*                                  10.73)%                   (5.54)%                 (1.17)%

*Includes a 5.75% sales charge based on a $10,000 initial purchase.

1 Includes the B Share to A Share conversion after 7 years.

2 Includes the C Share to A Share conversion after 7 years.

TRANSFER AGENT: Fund Services, Inc., 8730 Stony Point Parkway, Stony Point Bldg. III - Suite # 205, Richmond, Va. 23235

CUSTODIAN: UMB Bank NA Investment Services Group, 928 Grand Blvd, Fifth Floor, Kansas City, MO 64106

RETIREMENT PLAN CUSTODIAN: UMB Bank NA Investment Services Group, 928 Grand Blvd, Fifth Floor, Kansas City, MO 64106

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: Tait, Weller & Baker LLP, Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, PA 19102

LEGAL COUNSEL: K&L Gates LLP, 1601 K St NW, Washington, DC 20006

UNDERWRITER/DISTRIBUTOR: World Capital Brokerage, Inc., 1636 Logan Street, Denver, CO 80203

OFFICERS AND DIRECTORS

Timothy E Taggart                           President and Director

Eddie R Bush                                                        Director

Darrell E. Bush                                                     Director

Patricia A Blum                                            Vice President

Michael L Gaughan                       Chief Compliance Officer

                                                   And Corporate Secretary

INVESTMENT ADVISORS

Investment Research Corporation

1636 Logan Street

Denver, CO 80203

OFFICERS AND DIRECTORS

Timothy E. Taggart                       President, Treasurer, and

                                                   and Corporate Secretary

                                                                          Director

Michael L. Gaughan                      Vice President, Secretary

                                                                    and Director

Patricia A. Blum                                           Vice President

09/30/2021                                                                                                                                                              American Growth Fund, Inc – Page 55

ITEM 2 – Code of Ethics

The Fund has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.

The Fund undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Growth Fund, Inc. at 800-525-2406 or to 1636 Logan Street, Denver, CO 80203.

ITEM 3 – Audit Committee Financial Expert

The Fund’s board has determined that Eddie R. Bush, CPA, a member of the Fund’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as

"audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Fund’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Fund:

a) Audit Fees:

2020 $46,200

2021 $46,200

b) Audit Related Fees:

2020 none

2021 none

c) Tax Fees:

2020 $6,200

2021 $6,200

d) All Other Fees:

2020 none

2021 none

e.1)  Pre Approval of Audit and Non Audit Services. The Audit Committee will pre approve any engagement of the outside auditors, including fees and compensation to be paid to the outside auditors, to provide any audit and any non-audit services to the Fund and any non-audit services to the Fund's investment advisor and to any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, as provided in Rule 2 01(c)(7)(ii) of Regulation S-X. The Audit Committee Chair shall have the authority to grant preapproval and may delegate this authority to one or more Audit Committee members who are independent Directors as defined in Section 10A(i) of the Securities and Exchange Act of 1934, as amended. All such delegated pre-approvals shall be reported to the Audit Committee no later than the next Audit Committee meeting.

e.2) 100% of items 4b through 4d were disclosed and approved by the Audit Committee chairman.

f)  none

American Growth Fund, Inc – Page 56                                                                                                    Annual Report for the Year Ended July 31, 2019

g)  Accountant

2020 $15,000

2021 $30,000

h) none

ITEM 5 – Audit Committee of Listed Funds

Not applicable to this Fund, insofar as the Fund is not a listed issuer as defined in Rule 10A-3 under the Securities

Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this

Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed End Management Investment Companies

Not applicable to this Fund, insofar as the Fund is not a closed end management investment company.

ITEM 8 – Portfolio Managers of Closed End Management Investment Companies

Not applicable to this Fund, insofar as the Fund is not a closed end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed End Management Investment Company and Affiliated

Purchasers

Not applicable to this Fund, insofar as the Fund is not a closed end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Directors.

ITEM 11 – Controls and Procedures

(a)  The Fund’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Fund’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the

Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)  There were no changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a 3(d)

under the Investment Company Act of 1940) that occurred during the Fund’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the

Fund’s internal control over financial reporting.

Annual Report for the Year Ended July 31, 2019                                                                                                    American Growth Fund, Inc – Page 57

ITEM 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to this Fund, insofar as the Fund is not a closed end management investment company.

ITEM 13 – Exhibits

(a)(1)  The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)  The certifications required by Rule 30a 2 of the Investment Company Act of 1940 and Sections 302 and

906 of the Sarbanes Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the

Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                AMERICAN GROWTH FUND, INC.

                By/s/Timothy E. Taggart

                 Timothy E Taggart, President

                 Principal Executive and Principal Financial Officer

                 Date: September 30, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940,

this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

                By /s/Timothy E. Taggart

                Timothy E. Taggart, President

                 Principal Executive and Principal Financial Officer

                Date: September 30, 2021

American Growth Fund, Inc – Page 58                                                                                                    Annual Report for the Year Ended July 31, 2019